Rule 497(e)
File Nos. 333-176926 and 811-05817

GREAT-WEST SMART TRACK® VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company

Supplement dated May 15, 2014
to the Prospectus and Statement of Additional Information
dated May 1, 2014

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2014.

Effective at the close of business, May 30, 2014, The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio - Class II (the Fund) will close to new investors. The Fund will continue to offer shares to existing shareholders. The Fund may recommence offering shares to new investors in the future. Any such offerings of the Fund may be limited in amount and may commence and terminate without any prior notice.

As a result, effective at the close of business May 30, 2014, new investors will not be accepted into the Sub-Account investing in the Fund. Existing investors as of the close of business May 30, 2014 may remain invested in the Sub-Account investing in the Fund, and may continue to make subsequent contributions to the Sub-Account investing in the Fund. Furthermore, existing investors as of the close of business May 30, 2014 may continue to use custom transfer features such as Dollar Cost Averaging or Rebalancer involving the Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2014.

Please read this Supplement carefully and retain it for future reference.